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                                                                   EXHIBIT 23(d)



             [INSERT CONSENT OF NESS, WALLER, PEARSON & CO., LTD. ON
                                   LETTERHEAD]



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Alexandria Securities and Investment Company
Alexandria, Minnesota

We consent to the use of our report dated June 10, 1994, included herein and to the reference to our firm under the heading "EXPERTS" in the proxy statement-prospectus.



                              /s/ Ness, Waller, Pearson & Co., Ltd.

October 21, 1994